UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2024

TreeHouse Foods, Inc.
(Exact name of registrant as specified in charter)

Commission File Number: 001-32504

Delaware		20-2311383
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

2021 Spring Road Suite 600
Oak Brook	IL	60523
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events

As previously disclosed, the Company, as nominal defendant, and certain of its former officers are parties to a consolidated shareholder derivative suit captioned Wells and the City of Ann Arbor Employees’ Retirement System v. Reed, et al., Case Nos. 2016-CH-16359 and 2019-CH-06753 (Circuit Court of Cook County, Illinois). On December 18, 2024, the court entered an order preliminarily approving a proposed settlement of the lawsuit. The court has set a final settlement approval hearing for March 10, 2025, at 9:30 a.m. local time. Pursuant to the preliminary approval order, the Company is attaching hereto as Exhibits 99.1 and 99.2, respectively, and incorporating by reference herein, (i) the Stipulation and Agreement of Settlement, dated December 6, 2024, and (ii) Notice of Pendency and Proposed Settlement of Shareholder Derivative Action and of Settlement Hearing, in the form preliminarily approved by the court on December 18, 2024.

Use of Forward-Looking Statements

Except for the historical information contained herein, this Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such statements, include, without limitation, those regarding: (i) the Stipulation resolving the consolidated shareholder derivative suit; (ii) the ability to secure final approval of the proposed settlement from the court and to satisfy all conditions of the proposed settlement; and (iii) other statements that are not historical facts, constitute forward looking statements. These forward-looking statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (a) the Stipulation not having the expected impact, including resolving the consolidated shareholder derivative suit; (b) the proposed settlement requiring more activity or expense than expected; (c) the defendants’ ability to overcome any objections or appeals regarding the proposed settlement; and (d) satisfactory resolution of any future litigation or other disagreements with others. Additional information on the above risks and uncertainties and additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Risk Factors section, the Legal Proceedings section, the Management’s Discussion and Analysis of Financial Condition and Results of Operations section, and other sections of our Annual Report on Form 10-K for the year ended December 31, 2023, and from time to time in our filings with the Securities and Exchange Commission (“SEC”). You are cautioned not to unduly rely on such forward-looking statements, which speak only as of the date made when evaluating the information presented in this press release. TreeHouse expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, to reflect any change in its expectations with regard thereto, or any other change in events, conditions or circumstances on which any statement is based.

Item 9.01.     Financial Statements and Exhibits.

(d)Exhibits:

Exhibit Number	Exhibit Description

99.1	Stipulation and Agreement of Settlement
99.2	Notice of Pendency and Proposed Settlement of Shareholder Derivative Action and of Settlement Hearing
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	December 20, 2024	By:	/s/ Kristy N. Waterman
Kristy N. Waterman

Executive Vice President, Chief Human Resources Officer, General Counsel, and Corporate Secretary